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                                                                   EXHIBIT 10.67

                                 AMENDMENT NO.9
                                     TO THE
                     POSTSCRIPT SOFTWARE DEVELOPMENT LICENSE
                            AND SUBLICENSE AGREEMENT
                                     BETWEEN
                           ADOBE SYSTEMS INCORPORATED
                                       AND
                          PEERLESS SYSTEMS CORPORATION

                       EFFECTIVE AS OF SEPTEMBER 15, 2003

         This Amendment No. 9 (the "Amendment") to the PostScript Software Development License and Sublicense Agreement dated July 23, 1999, as previously amended (the "Agreement") is between Adobe Systems Incorporated, a Delaware corporation having a place of business at 345 Park Avenue, San Jose, CA 95110 ("Adobe") and Peerless Systems Corporation, a Delaware corporation having a place of business at 2381 Rosecrans Avenue. El Segundo, California 90245 ("Peerless"),

         WHEREAS, the purpose of this Amendment to the Agreement is to revise the royalty rates for certain Licensed Systems as specified below.

         NOW, THEREFORE, the parties agree as follows:

         1. The following new paragraph (iv) is hereby added under note * in Paragraph 3.2.1 *of EXHIBIT O ("Royalty Payments And Other Fees") * of the
Agreement:

                  (iv) NEW * PRODUCTS AFTER JANUARY 1, 2004. A "Post-January 1, 2004 New * Product" means a Licensed System that meets all of the following: (a) is distributed under a Licensed System Appendix for a new product (that is, the Licensed System may not be a follow-on product to a Licensed System under any Licensed System Appendix executed prior to January 1, 2004) executed by Peerless and * on or after January 1, 2004, (b) is a printing device supporting media sizes not to exceed 11.00 by 17.00 inches, and (c) have an SRP of * (U.S. $*) or less. *.


                  SRP (in U.S. Dollars) of the         Minimum Royalty Payment
                  Applicable Post-January 1, 2004
                  New *Product

                           *                                      *

Notwithstanding anything to the contrary in the Agreement or any Licensed System Appendix, the above pricing includes the royalties to distribute only the Font Programs listed in the table below with each Post-January 1, 2004 New * Product. Additional Font Programs may be

Confidential treatment has been requested for portions of this document. This copy of the document filed as an Exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by an asterisk (*). A complete version of this document has been filed separately with the Securities and Exchange Commission.
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distributed with or for use with Post-January 1, 2004 New * Products only in accordance with terms and pricing to be mutually agreed upon in writing by the parties.

                  Font Programs Included in the royalty pricing for Post-January 1, 2004 New * Products

                                     *


         2. All other terms and conditions of the Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, each of Adobe and Peerless has executed this Amendment No. 9 to the PostScript Software Development License and Sublicense Agreement by its duly authorized officer.

ADOBE SYSTEMS CORPORATION                       PEERLESS SYSTEMS CORPORATION

By:  /s/ JIM STEPHENS                           By:  /s/ WILLIAM NEIL
Print                                           Print
Name:   Jim Stephens                            Name:   William Neil
        --------------------------                      -----------------------
Title:  SVP Worlwide Sales and                  Title:  VP, Finance & CFO
        Field Operations                                -----------------------
        --------------------------
Date:   9/4/03                                  Date:   August 19, 2003
        --------------------------                      -----------------------


Confidential treatment has been requested for portions of this document. This copy of the document filed as an Exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by an asterisk (*). A complete version of this document has been filed separately with the Securities and Exchange Commission.